INCOME AND OTHER TAXES	12 Months Ended
Feb. 02, 2018
Income Tax Disclosure [Abstract]
INCOME AND OTHER TAXES
INCOME AND OTHER TAXES

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform” or the “Act”) was signed into law.  Among other things, U.S. Tax Reform lowers the U.S. corporate income tax rate to 21% from 35% and establishes a modified territorial system requiring a mandatory deemed repatriation tax on undistributed earnings of foreign subsidiaries (the “Transition Tax”). For Fiscal 2019, U.S. Tax Reform also requires a minimum tax on certain future earnings generated by foreign subsidiaries while providing for future tax-free repatriation of earnings through a 100% dividends-received deduction, and places limitations on the deductibility of net interest expense.

GAAP requires the effect of a change in tax laws to be recognized in the period that includes the enactment date.  Due to the complexities involved in accounting for the enactment of U.S. Tax Reform, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which allows companies to record provisional amounts in earnings for the first year following the Act's enactment, with those provisional amounts required to be finalized by the end of that year. In accordance with GAAP and SAB 118, for Fiscal 2018 the Company recognized a provisional tax benefit of $0.5 billion. The provisional tax benefit recorded for Fiscal 2018 relating to U.S. Tax Reform is primarily driven by a $1.5 billion tax benefit related to the remeasurement of deferred tax assets and liabilities, offset by $1.0 billion of current and future income tax expenses related to the Transition Tax.  The Company’s provisional estimates are based on its initial analysis using available information and estimates.  Given the significant complexity of U.S. Tax Reform, anticipated guidance from the U.S. Treasury, the potential for additional guidance from the SEC or the FASB related to the Act, or additional information becoming available, in accordance with SAB 118, the Company’s provisional benefit may be adjusted during Fiscal 2019 and will be finalized no later than the fourth quarter of Fiscal 2019.  Revisions to the Company’s provisional estimates may be material to the Company.

The Company's provision for income taxes for the fiscal periods reflected in the Consolidated Financial Statements are not directly comparable primarily due to U.S. Tax Reform in Fiscal 2018 as well as purchase accounting adjustments, interest charges, and stock-based compensation charges incurred as a result of the EMC merger transaction that was completed in Fiscal 2017.  For more information regarding the EMC merger transaction, see Note 3 of the Notes to the Consolidated Financial Statements.

The provision (benefit) for income taxes from continuing operations consisted of the following for the respective periods:

	Fiscal Year Ended
	February 2, 2018	February 3, 2017
	(in millions)
Current:
Federal	$52	$(139)
State/local	111	46
Foreign	599	322
Current	762	229
Deferred:
Federal	(2,368)	(1,510)
State/local	(139)	(105)
Foreign	(98)	(34)
Deferred	(2,605)	(1,649)
Provision (benefit) for income taxes	$(1,843)	$(1,420)

The Company's income (loss) from continuing operations before income taxes consisted of the following for the respective periods:

	Fiscal Year Ended
	February 2, 2018	February 3, 2017
	(in millions)
Domestic	$(5,995)	$(6,698)
Foreign	1,226	2,204
Loss from continuing operations before income taxes	$(4,769)	$(4,494)

A reconciliation of the Company's income tax benefit from continuing operations to the statutory U.S. federal tax rate is as follows:

	Fiscal Year Ended
	February 2, 2018	February 3, 2017
U.S. federal statutory rate	33.7%	35.0%
State income taxes, net of federal tax benefit	2.9	2.9
Tax impact of foreign operations	(7.6)	(3.4)
Change in valuation allowance impacting tax rate and non-deductible operating losses	(1.8)	(1.1)
U.S. Tax Reform	11.6	—
IRS tax audit settlement	—	6.6
Vendor and other settlements	0.4	0.6
Non-deductible transaction-related costs	—	(2.6)
Other	(0.6)	(6.4)
Total	38.6%	31.6%

A portion of the Company's operations is subject to a reduced tax rate or is free of tax under various tax holidays. For the fiscal years ended February 2, 2018 and February 3, 2017, the income tax benefits attributable to the tax status of the affected subsidiaries were estimated to be approximately $238 million ($0.42 per share of DHI Group Common Stock) and $369 million ($0.79 per share of DHI Group Common Stock), respectively. These income tax benefits are included in tax impact of foreign operations in the table above.  Although a significant portion of these income tax benefits relate to a tax holiday that expired during the fiscal year ended February 3, 2017, the Company has negotiated new terms for the affected subsidiary. These new terms provide for a reduced income tax rate and will be effective for a two-year bridge period expiring at the end of Fiscal 2019. The Company is currently seeking new terms for the affected subsidiary beyond Fiscal 2019 and it is uncertain whether any terms will be agreed upon. The Company's other tax holidays will expire in whole or in part during Fiscal 2019 through Fiscal 2023. Many of these tax holidays and reduced tax rates may be extended when certain conditions are met or may be terminated early if certain conditions are not met.

Prior to U.S. Tax Reform, the Company had not provided deferred taxes on undistributed earnings and other outside basis differences of its foreign subsidiaries as it was the Company's intention for these basis differences to remain indefinitely reinvested. U.S. Tax Reform fundamentally changes the U.S. approach to taxation of foreign earnings to a partial territorial tax system, which generally allows companies to make distributions of non-U.S. earnings to the United States without incurring additional U.S. tax.  Additionally, as a result of the Transition Tax, substantially all of the Company’s undistributed earnings as of December 31, 2017 will not be subject to further U.S. federal income taxation.  As a result, as of February 2, 2018, the Company intends to repatriate certain foreign earnings that have been taxed in the United States to the extent the foreign earnings are not restricted by local laws and can be accessed in a cost-effective manner. The Company recorded an immaterial deferred tax liability for the additional non-U.S. taxes which are expected to be incurred related to the repatriation of these earnings.

The Company carries other outside basis differences in its subsidiaries, primarily arising from purchase accounting adjustments, undistributed earnings that are considered indefinitely reinvested, and foreign earnings that are restricted by local laws or are cost prohibitive for repatriation. As of February 2, 2018, the Company has not recognized deferred income tax on $68.2 billion of outside basis differences because it has the intent and ability to indefinitely reinvest these basis differences. These basis differences could be reversed through a sale of the subsidiaries or the receipt of dividends from the subsidiaries, as well as various other events, none of which are considered probable as of the date of the Company’s annual report on Form 10‑K for the fiscal year ended February 2, 2018. Determination of the amount of unrecognized deferred income tax liability related to these outside basis differences is not practicable.

The components of the Company's net deferred tax assets (liabilities) were as follows as of February 2, 2018 and February 3, 2017:

	February 2, 2018	February 3, 2017
	(in millions)
Deferred tax assets:
Deferred revenue and warranty provisions	$1,022	$1,471
Provisions for product returns and doubtful accounts	95	107
Credit carryforwards	540	511
Loss carryforwards	509	372
Operating and compensation related accruals	604	765
Other	158	304
Deferred tax assets	2,928	3,530
Valuation allowance	(777)	(709)
Deferred tax assets, net of valuation allowance	2,151	2,821
Deferred tax liabilities:
Leasing and financing	(178)	(109)
Property and equipment	(483)	(743)
Acquired intangibles	(4,004)	(7,281)
Other	(344)	(131)
Deferred tax liabilities	(5,009)	(8,264)
Net deferred tax assets (liabilities)	$(2,858)	$(5,443)

The tables below summarize the net operating loss carryforwards, tax credit carryforwards, and other deferred tax assets with related valuation allowances recognized as of February 2, 2018 and February 3, 2017:

	February 2, 2018
	Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Assets	First Year Expiring
	(in millions)
Credit carryforwards	$540	$(366)	$174	Fiscal 2019
Loss carryforwards	509	(279)	230	Fiscal 2019
Other deferred tax assets	1,879	(132)	1,747	NA
Total	$2,928	$(777)	$2,151

	February 3, 2017
	Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Assets	First Year Expiring
	(in millions)
Credit carryforwards	$511	$(406)	$105	Fiscal 2018
Loss carryforwards	372	(205)	167	Fiscal 2018
Other deferred tax assets	2,647	(98)	2,549	NA
Total	$3,530	$(709)	$2,821

The Company's credit carryforwards as of February 2, 2018 and February 3, 2017 relate primarily to U.S. tax credits. The Company had deferred tax assets related to federal, state, and foreign net operating loss carryforwards of $96 million, $172 million, and $241 million, respectively, as of February 2, 2018, and $132 million, $62 million, and $178 million, respectively, as of February 3, 2017. The valuation allowances for other deferred tax assets as of February 2, 2018 and February 3, 2017 are primarily related to foreign jurisdictions. The Company has determined that it will be able to realize the remainder of its deferred tax assets, based on the future reversal of deferred tax liabilities.

A reconciliation of the Company's beginning and ending balance of unrecognized tax benefits is as follows:

	Fiscal Year Ended
	February 2, 2018	February 3, 2017
	(in millions)
Balance, beginning of year	$2,752	$2,479
Unrecognized tax benefits assumed through EMC merger transaction	—	558
Increases related to tax positions of the current year	155	116
Increases related to tax position of prior years	98	227
Reductions for tax positions of prior years	(90)	(379)
Lapse of statute of limitations	(34)	(30)
Audit settlements	(14)	(219)
Balance, end of year	$2,867	$2,752

During the fiscal year ended February 3, 2017, the Company acquired $558 million of unrecognized tax benefits in connection with the EMC merger transaction. The Company's net unrecognized tax benefits were $3.2 billion and $3.1 billion as of February 2, 2018 and February 3, 2017, respectively, and are included in other non-current liabilities in the Consolidated Statements of Financial Position.

The unrecognized tax benefits in the table above include $2.2 billion and $2.3 billion as of February 2, 2018 and February 3, 2017, respectively, that, if recognized, would have impacted income tax expense. The table does not include accrued interest and penalties of $860 million and $737 million as of February 2, 2018 and February 3, 2017, respectively. Tax benefits associated with interest and state tax deductions and other indirect jurisdictional effects of uncertain tax positions were $537 million and $286 million as of February 2, 2018 and February 3, 2017, respectively. Interest and penalties related to income tax liabilities are included in income tax expense. The Company recorded interest and penalties of $184 million and $94 million for the fiscal years ended February 2, 2018 and February 3, 2017, respectively.

Judgment is required in evaluating the Company's uncertain tax positions and determining the Company's provision for income taxes. The Company does not anticipate a significant change to the total amount of unrecognized tax benefits within the next twelve months.

During the fiscal year ended February 3, 2017, the Company closed the Internal Revenue Service ("IRS") audit for fiscal years 2004 through 2006. As a result, during Fiscal 2017, the Company recorded a net benefit to the provision for income taxes of $297 million.

The Company's U.S. federal income tax returns for fiscal years 2007 through 2009 are currently under consideration by the Office of Appeals of the IRS. The IRS issued a Revenue Agent's Report ("RAR") related to those years during the fiscal year ended February 3, 2017.  The IRS has proposed adjustments primarily relating to transfer pricing matters with which the Company disagrees and will contest through the IRS administrative appeals procedures. In May 2017, the IRS commenced a federal income tax audit for fiscal years 2010 through 2014, which could take several years to complete. Prior to the EMC merger transaction, EMC received a RAR for its tax years 2009 and 2010. On May 5, 2017, EMC received an RAR for its tax year 2011.  The Company also disagrees with certain proposed adjustments in these RARs and is currently contesting the proposed adjustments through the IRS administrative appeals process.

The Company is also currently under income tax audits in various state and foreign jurisdictions.  The Company is undergoing negotiations, and in some cases contested proceedings, relating to tax matters with the taxing authorities in these jurisdictions.  The Company believes that it has provided adequate reserves related to all matters contained in tax periods open to examination.  Although the Company believes it has made adequate provisions for the uncertainties surrounding these audits, should the Company experience unfavorable outcomes, such outcomes could have a material impact on its results of operations, financial position, and cash flows.  With respect to major U.S. state and foreign taxing jurisdictions, the Company is generally not subject to tax examinations for years prior to fiscal year 2007.

The Company takes certain non-income tax positions in the jurisdictions in which it operates and has received certain non-income tax assessments from various jurisdictions. The Company believes that a material loss in these matters is not probable and that it is not reasonably possible that a material loss exceeding amounts already accrued has been incurred.  The Company believes its positions in these non-income tax litigation matters are supportable and that it ultimately will prevail in the matters. In the normal course of business, the Company's positions and conclusions related to its non-income taxes could be challenged and assessments may be made. To the extent new information is obtained and the Company's views on its positions, probable outcomes of assessments, or litigation change, changes in estimates to the Company's accrued liabilities would be recorded in the period in which such a determination is made. In the resolution process for income tax and non-income tax audits, in certain situations the Company will be required to provide collateral guarantees or indemnification to regulators and tax authorities until the matter is resolved.